EXHIBIT 99.1

TENDER AND SUPPORT AGREEMENT

by and among

COMTECH TELECOMMUNICATIONS CORP.,

Typhoon acquisition Corp,

TELECOMMUNICATION SYSTEMS, INC.,

and

Maurice b. tosé

dated as of

November 22, 2015

Tender and Support Agreement

This Tender and Support Agreement (this “Agreement”), dated as of November 22, 2015, is by and among Comtech Telecommunications Corp., a Delaware corporation (“Parent”), Typhoon Acquisition Corp, a Maryland corporation and a wholly owned subsidiary of Parent (“Merger Sub”), TeleCommunication Systems, Inc., a Maryland corporation (the “Company”), and Maurice B. Tosé (the “Shareholder”). Capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Merger Agreement (as defined below).

Recitals

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger of even date herewith (as amended, restated, supplemented or modified from time to time, the “Merger Agreement”);

WHEREAS, the Company has provided the Shareholder all information reasonably requested by the Shareholder regarding the Merger Agreement and related matters;

WHEREAS, as of the date hereof, Shareholder is the beneficial owner of, and has the right to vote and dispose of, the Company Common Stock set forth opposite his name on Schedule I hereto (together with any other Company Common Stock with respect to which Shareholder acquires beneficial ownership prior to the termination hereof, collectively, the “Shareholder Shares”); and

WHEREAS, as an inducement to cause Parent and Merger Sub to enter into the Merger Agreement, Shareholder is willing to enter into this Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Agreement to Tender.

(a)          From the date hereof until the termination of this Agreement in accordance with Section 5, Shareholder shall, provided that the Merger Agreement has not been amended or otherwise modified or any condition precedent waived by the Company that (x) reduces the consideration payable to shareholders of the Company in a manner that is materially adverse to such shareholders and (y) has not been approved by the Shareholder (in his individual capacity), tender or cause to be tendered in the Offer all of the Shareholder Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (other than Shareholder Permitted Liens). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or, if later, the date of delivery of the letter of transmittal with respect to the Offer), the Shareholder shall deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to all of the Shareholder Shares complying with the terms of the Offer, (ii) certificates (or affidavits of loss in lieu thereof) representing all the Shareholder Shares or an “agent’s message” in customary form (or such other documentation or evidence, if any, as the Paying Agent may reasonably request), in the case of a book-entry share of any uncertificated Shareholder Shares, and (iii) all other documents or instruments required to be delivered by Shareholder pursuant to the terms of the Offer. The Shareholder agrees that, once any of such Shareholder Shares are tendered, the Shareholder will not withdraw such Shareholder Shares from the Offer, unless and until (A) the Offer shall have been terminated in accordance with the terms of the Merger Agreement or (B) this Agreement shall have been validly terminated in accordance with Section 5.

(b)          If the Offer is terminated or withdrawn by Merger Sub, or the Merger Agreement is terminated prior to the purchase of the Shareholder Shares in the Offer, Parent and Merger Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Merger Sub to return, all the Shareholder Shares tendered by the Shareholder in the Offer to the Shareholder.

2.          Agreement to Vote.

(a)          Voting. From the date hereof until the termination of this Agreement in accordance with Section 5, at any meeting of the shareholders of the Company however called or any adjournment thereof, Shareholder shall, provided that the Merger Agreement has not been amended or otherwise modified or any condition precedent waived by the Company that (x) reduces the consideration payable to shareholders of the Company in a manner that is materially adverse to such shareholders and (y) has not been approved by the Shareholder (in his individual capacity), vote the Shareholder Shares (or cause them to be voted), (i) against any Acquisition Proposal or any other proposal made in opposition to the adoption of the Merger Agreement and (ii) against any agreement (including any amendment of any agreement), amendment of the Company’s organizational documents or other action or transaction, in each case, that is intended to, or that could reasonably be expected to prevent or impede, interfere with or materially delay the consummation of the Offer or the Merger. Any such vote shall be cast by Shareholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present (to the fullest extent that the Shareholder Shares may be counted for quorum purposes under applicable Law) and for purposes of recording the results of such vote. Shareholder further agrees that it shall not commit or agree to or enter into any contract, agreement, arrangement or understanding with any Person, the effect of which would be inconsistent with or violate the provisions and agreements contained in this Section 2. Shareholder acknowledges that the agreement set forth in this Section 2 shall apply even if the Company breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement. Except as set forth in this Section 2(a), Shareholder shall not be restricted from voting in favor of, voting against or abstaining from voting on any other matters presented to the shareholders of the Company, and shall have full power and authority to vote on all such other matters presented to the shareholders of the Company, provided that doing so does not breach any of Shareholder’s obligations under this Section 2(a).  In the event that Shareholder’s proxy has been granted to Parent pursuant to Section 2(b), Shareholder shall have no obligations under this Section 2(a) with respect to the meeting of the shareholders of the Company for which such proxy has been granted.

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(b)          Proxy.

(i)          In furtherance of Shareholder’s agreement in Section 2(a), Shareholder hereby appoints Parent as Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Shareholder, to vote or execute written consents with respect to all Shareholder Shares at any meeting of shareholders of the Company, however called, or any adjournment thereof, (A) against any Acquisition Proposal or any other proposal made in opposition to the adoption of the Merger Agreement, (B) against any agreement (including any amendment of any agreement), amendment of the Company’s organizational documents or other action or transaction, in each case, that is intended or could reasonably be expected to prevent or impede, interfere with or materially delay the consummation of the Offer or the Merger and (C) otherwise in accordance with Section 2(a); provided, however, that Shareholder’s grant of the proxy contemplated by this Section 2(b) shall be effective if, and only if, Shareholder has not delivered to the Secretary of the Company (with a copy to Parent), at least ten (10) business days prior to such meeting, a duly executed proxy card previously approved by Parent voting the Shareholder Shares in the manner specified in Section 2(a) or, in the event such proxy card has been thereafter modified, rescinded or revoked or Shareholder otherwise fails to provide evidence of compliance with his obligations under Section 2(a) in form and substance reasonably acceptable to Parent. In the event that Shareholder fails for any reason to vote in accordance with the requirements of Section 2(a), the vote of the proxyholder shall control in any conflict between the vote by the proxyholder in accordance with this Agreement and a vote by Shareholder.

(ii)         It is hereby agreed that Parent will use any proxy granted by Shareholder solely in accordance with applicable Law and will only vote the Shareholder Shares subject to such proxy with respect to the matters and in the manner specified in Section 2(b)(i).

(iii)        Such proxy shall be valid and irrevocable until the termination of this Agreement in accordance with Section 5. Any proxy granted hereunder shall automatically terminate, and any underlying appointment shall automatically be revoked and rescinded and of no force and effect, upon the termination of this Agreement, in each case without any further action by any party.

(iv)         Shareholder represents that any and all other proxies or powers of attorney heretofore given in respect of Shareholder Shares of Shareholder are revocable, and that such other proxies or powers of attorney have been revoked or, if not yet revoked, are hereby revoked, and Shareholder agrees to promptly notify the Company of such revocation. Shareholder affirms that the foregoing proxy is: (A) given (1) in connection with the execution of the Merger Agreement and (2) to secure the performance of Shareholder’s duties under this Agreement, (B) coupled with an interest and may not be revoked except as otherwise provided in this Agreement and (C) intended to be irrevocable in accordance with MARYLAND Law prior to termination of this Agreement pursuant to its terms. All authority herein conferred shall be binding upon the successors and assigns of Shareholder.

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(c)          Appraisal Rights.  Shareholder hereby waives, and agrees not to exercise or assert, any dissenters, appraisal or similar rights in connection with the Merger.

(d)          Restriction on Transfer; Proxies; Non-Interference; Stop Transfer; etc.  From the date hereof until any termination of this Agreement in accordance with its terms, except as contemplated by this Agreement, the Merger Agreement or the Offer Documents, Shareholder shall not (other than pursuant to a judgment, decree, injunction, rule or order of any Governmental Authority), directly or indirectly (i) sell, transfer, give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Shareholder Shares (or any right, title or interest thereto or therein) (a “Transfer”), (ii) deposit any Shareholder Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Shareholder Shares, (iii) enter into any Contract or take any other action that violates or conflicts with Shareholder’s representations, warranties, covenants and obligations under this Agreement (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii) of this Section 2(d); provided, however, that this Section 2(d) shall not prohibit a Transfer of the Shareholder Shares by Shareholder to: (A) any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family or upon the death of Shareholder, or to an affiliate of Shareholder, (B) a charitable organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (C) in connection with or for the purpose of personal tax planning; provided further, however, that a Transfer referred to in the immediately preceding proviso shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing (in form and substance reasonably satisfactory to the Company and Parent) to hold such Shareholder Shares pursuant to, and to be bound by the terms of, this Agreement as a “Shareholder” hereunder. Any Transfer in violation of this Section 2(d) shall be null and void. In furtherance of this Agreement, Shareholder shall and hereby does authorize Parent’s counsel to notify the Company’s transfer agent that there is a stop transfer restriction with respect to all of the Shareholder Shares (and that this Agreement places limits on the voting and transfer of the Shareholder Shares); provided, however, that any such stop transfer restriction shall terminate upon the termination of this Agreement in accordance with its terms.

(e)          No Effect on Duties as a Director or Officer.   Shareholder makes no agreement or understanding in this Agreement in Shareholder’s (or any affiliates of Shareholder) capacity as a director or officer of the Company or any of its subsidiaries (if Shareholder or any affiliates of Shareholder holds such office), and nothing in this Agreement: (i) will limit or affect any actions or omissions taken by Shareholder (or any affiliates of Shareholder) in Shareholder’s or his affiliates’ capacity as a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (ii) will be construed to prohibit, limit or restrict Shareholder (or any affiliates of Shareholder) from fulfilling any fiduciary duties as an officer or director to the Company or its shareholders, it being understood that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as a shareholder of the Company.

(f)          No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to

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any Shareholder Shares, other than the right to vote the Shareholder Shares as proxy upon the terms and subject to the conditions of this Agreement. Except as provided in this Agreement, all rights, ownership and economic benefits of and relating to the Shareholder Shares shall remain vested in and belong to Shareholder. Nothing in this Agreement shall be interpreted as obligating Shareholder to exercise any warrants or options or convert or exchange any convertible or exchangeable securities or otherwise to acquire Company Common Stock; provided, however, that the obligations set forth in this Agreement shall attach to any additional Company Common Stock acquired subsequent to the date of this Agreement without the need for any other or further action by Parent.

(g)          Reclassification, Stock Split, Stock Dividend or Distribution. In the event of any reclassification, stock split, stock dividend or distribution or other change in the capital structure of the Company affecting the Company Common Stock, the number of shares constituting the Shareholder Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional Company Common Stock or other voting securities (or securities convertible into or exchangeable for voting securities of the Company) of the Company issued to a Shareholder in connection therewith.

3.          Representations and Warranties of the Shareholder.  Shareholder represents and warrants to Parent as of the date hereof that:

(a)          Organization; Authority.  (i) Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform his obligations hereunder; (ii) the execution and delivery by Shareholder of this Agreement and the performance of his obligations hereunder have been duly authorized and approved by all necessary action on the part of Shareholder and no further action on the part of Shareholder is necessary to authorize the execution and delivery by Shareholder of this Agreement or the performance by Shareholder of his obligations hereunder; and (iii) this Agreement has been duly executed and delivered by Shareholder and, assuming due and valid authorization, execution and delivery hereof by Parent, Merger Sub and the Company, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except that the enforcement hereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

(b)          Consents and Approvals; Non-Contravention.  The execution and delivery by Shareholder of this Agreement and the performance of his obligations hereunder require no action by or in respect of, or filing with, any Governmental Authority, other than any actions or filings the absence of which would not be reasonably expected to, individually or in the aggregate, prevent, materially delay or impair the performance by Shareholder of any of his obligations under this Agreement on a timely basis. Neither the execution and delivery of this Agreement by Shareholder, nor the performance by Shareholder of his obligations hereunder will, (i) contravene, conflict with or result in a violation or breach of any provision of any applicable Law, or (ii) result in the creation or imposition of any Lien on any Shareholder Shares affecting the right to tender or vote such shares as contemplated by Section 1 or Section 2(a), as applicable.

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(c)          Ownership of Shares.  As of the date of this Agreement, Shareholder’s entire record and beneficial ownership interest in Company Common Stock together with any other securities that are exercisable or exchangeable for or convertible into Company Common Stock (collectively with Company Common Stock, the “Company Securities”) is as set forth on Schedule I (as may be adjusted pursuant to Section 2(g)). Shareholder owns such Company Securities free and clear of any proxy, voting restriction, adverse claim or other Lien (other than (i) proxies and restrictions in favor of Parent pursuant to this Agreement, (ii) such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States and (iii) Liens that do not impair the ability of Shareholder to vote the Shareholder Shares and any Company Common Stock issued pursuant to the exercise, exchange or conversion of any Company Securities pursuant to this Agreement (the matters described in subclauses (i), (ii) and (iii), collectively, “Shareholder Permitted Liens”)). Without limiting the foregoing, except for proxies and restrictions in favor of Parent pursuant to this Agreement, and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States, Shareholder has (and will have when issued) sole voting power and sole power of disposition with respect to the applicable Shareholder Shares and any Company Common Stock issued pursuant to the exercise, exchange or conversion of any Company Securities pursuant to this Agreement, with no restrictions on Shareholder’s rights of voting or disposition pertaining thereto and no Person other than Shareholder has any right to direct or approve the voting or disposition of any Shareholder Shares and any Company Common Stock issued pursuant to the exercise, exchange or conversion of any Company Securities pursuant to this Agreement. As of the date hereof, Shareholder is not a party to any agreement, arrangement or understanding pursuant to which Shareholder possesses (or has the ability to acquire), directly or indirectly, sole or shared voting or dispositive authority with respect to any Company Securities other than as set forth on Schedule I.

(d)          Opportunity to Review; Reliance.  Shareholder has had the opportunity to review this Agreement with counsel of his own choosing. Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

(e)          No Parent Representatives. Shareholder acknowledges that Parent has not made, nor makes to Shareholder, any representation or warranty, whether express or implied, of any kind or character in connection with this Agreement except as expressly set forth in this Agreement.

4.          Representations and Warranties of Parent and Merger Sub.  Each of Parent and Merger Sub represents and warrants to Shareholder as of the date hereof that it is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization, with all corporate power and authority to own its properties and conduct its business as currently conducted. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by each of Parent and Merger Sub of this Agreement and the performance of its obligations hereunder have been duly authorized and approved by all necessary corporate action on the part of Parent and Merger Sub and no further action on the part of Parent or Merger Sub is necessary to authorize the execution and delivery by Parent or Merger

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Sub of this Agreement or the performance by Parent or Merger Sub of their obligations hereunder. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due and valid authorization, execution and delivery hereof by Shareholder and the Company, constitutes a valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that the enforcement hereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law).

5.          Termination.  This Agreement and the proxy granted pursuant to Section 2(b) shall automatically terminate without any further action by any party on the first to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) the date on which the Board of Directors of the Company (acting upon the recommendation of the Special Committee) makes a Company Adverse Recommendation Change by majority vote of the Board of Directors of the Company, without counting the vote of Shareholder for purposes of this Section 5, (d) the mutual written consent of all of the parties to this Agreement and (e) the date that is eighteen (18) months following the date of this Agreement. Notwithstanding the foregoing, nothing herein shall relieve any party from liability for breach of this Agreement, and the provisions of this Section 5 and Section 6 shall survive any termination of this Agreement.

6.          Miscellaneous.

(a)          Expenses.  All costs and expenses incurred in connection with this Agreement and the obligations hereunder shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated by the Merger Agreement are consummated.

(b)          Additional Shares.  Until any termination of this Agreement in accordance with its terms, Shareholder shall promptly notify Parent of the number of Company Common Stock, if any, as to which Shareholder acquires record or beneficial ownership after the date hereof. Any Company Common Stock as to which Shareholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be Shareholder Shares for purposes of this Agreement and the obligations hereunder shall attach to any such additional Shareholder Shares without the need for any other or further action by Parent.

(c)          Definition of “Beneficial Ownership”.  For purposes of this Agreement, “beneficial ownership” with respect to (or to “own beneficially”) any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

(d)          Further Assurances.  From time to time, at the reasonable request of Parent and at the sole cost of Parent, Shareholder shall execute and deliver such additional documents and instruments and take all such further action as may be necessary to perform his or its obligations hereunder.

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(e)          Amendments; Waiver.  This Agreement may not be amended or supplemented, except by a written agreement executed by each of the parties hereto. At any time prior to the termination of this Agreement, Parent may, subject to applicable Law, (i) waive any inaccuracies in the representations and warranties of any other party hereto made in favor of Parent, (ii) extend the time for the performance of any of the obligations or acts of any other party hereto without increasing such other party’s obligations hereunder or (iii) waive compliance by any other party hereto with any of the agreements contained herein. Notwithstanding the foregoing, no failure or delay by any party to this Agreement in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of Parent to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent.

(f)          Assignment.  Except as set forth in Section 2(d), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under or inconsistent with this Section 5(f) shall be null and void.

(g)          Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(h)          No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto (and their respective successors and permitted assigns) any right or remedy of any nature whatsoever under or by reason of this Agreement.

(i)          Governing Law; Enforcement; Jurisdiction; Waiver of Jury Trial.

(i)          This Agreement, and any other agreement, document or instrument delivered pursuant hereto, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement (or such other document) or the negotiation, execution, termination, performance or nonperformance of this Agreement (or such other document) (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be exclusively governed by the internal laws of the State of Maryland, without regard to its conflicts of law principles.

(ii)         All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Maryland state or federal court. Each of the parties hereby irrevocably and unconditionally (i) submits to the exclusive jurisdiction of any Maryland state or federal court, for the purpose of any Action arising out of or relating to this Agreement and the Merger brought by any party, (ii) agrees not to commence any such

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Action except in such courts, (iii) agrees that any claim in respect of any such Actions may be heard and determined in any Maryland state or federal court, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Action in the State of Maryland, and (v) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action. Each of the parties agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(iii)        EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING (WHETHER BASED ON TORT, CONTRACT OR OTHERWISE). EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(i)(iii).

(j)          Specific Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (in each case without posting a bond or undertaking), in any Maryland state or federal court, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, this being in addition to any other remedy to which they are entitled at law or in equity.

(k)          Public Announcements. Except as required by applicable Law (in which case Shareholder will use its commercially reasonable efforts to allow Parent reasonable time to comment on such announcement in advance of such issuance), no public announcements by Shareholder regarding this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions thereby are permitted. Shareholder (i) consents to and authorizes the publication and disclosure by Parent and its Affiliates of its identity and holding of the Shareholder Shares and the nature of its commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Authority, the Offer or any other disclosure document in connection with the Offer, the Merger and the other

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transactions contemplated by the Merger Agreement, (ii) agrees to provide Parent any information it may reasonably require for the preparation of any such disclosure documents and (iii) agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if any, to the extent that any shall be or have become false or misleading in any material respect; provided, however, that any reference to Shareholder, in his capacity as a party to this Agreement, that is contained in any public announcement to be issued by Parent shall be subject to Shareholder’s prior consent (not to be unreasonably withheld, delayed or conditioned) unless such reference to Shareholder is consistent in all material respects to any reference to Shareholder as to which Shareholder has previously given such consent.

(l)          Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including email and facsimile transmission) and shall be given in accordance with the notice information set forth on Schedule II or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(m)          Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the obligations hereunder are not affected in any manner materially adverse to Parent. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the obligations hereunder be performed as originally contemplated to the fullest extent possible.

(n)          Interpretation.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import except when preceded by a negative predicate. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Except as the context may otherwise require, references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any applicable Law. The parties agree that the terms and language of this Agreement were the result of negotiations between the parties

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and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

(o)          Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by PDF file (portable document format file) shall be as effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement or, in the case of Parent, Merger Sub and the Company, have caused this Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

PARENT:

COMTECH TELECOMMUNICATIONS CORP.

By:	/s/ Stanton D. Sloane
Name:	Stanton D. Sloane
Title:	Chief Executive Officer

MERGER SUB:

TYPHOON ACQUISITION CORP.

By:	/s/ Stanton D. Sloane
Name:	Stanton D. Sloane
Title:	President

COMPANY:

TELECOMMUNICATION SYSTEMS, INC.

By:	/s/ Don Carlos Bell, III
Name:	Don Carlos Bell, III
Title:	Chairman of the Special Committee

SHAREHOLDER:

/s/ Maurice B. Tosé
Maurice B. Tosé

[SIGNATURE PAGE TO TENDER AND SUPPORT AGREEMENT]

Schedule I

Beneficial Ownership

Total Beneficial Ownership	Class A Voting Shares	Class A Options	Class B Voting Shares		Class B Options	Restricted Class A Shares
Maurice B. Tosé	276,669	1,685,730	4,418,210	[1]	0	253,615

1 Includes 1,000,000 shares of Class B Common Stock that have been pledged as security for a loan

Schedule II

Notice Information

If to Parent or Merger Sub, to:

Comtech Telecommunications Corp.
68 South Service Road

Suite 230

Melville, NY 11747
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, NY 10036-8299
Attention:     Robert A. Cantone, Esq.

Michael E. Ellis, Esq.

Email: rcantone@proskauer.com

    mellis@proskauer.com

Facsimile: (212) 969-2900

If to the Company, to:

TeleCommunication Systems, Inc.
275 West Street

Annapolis, MD 21401

Attention: Sr. Vice President & General Counsel

Email: BWhite@telecomsys.com

Facsimile: (410) 280-1048

and

Reagan Place at Old Parkland

3963 Maple Avenue, Suite 400

Dallas, TX 75219

Attention: Don Carlos Bell III, Chairman of the Special Committee

Email: dcb.3@icloud.com
Facsimile: (214) 871-6711

with a copy (which shall not constitute notice) to:

Bryan Cave LLP

1290 Avenue of the Americas

New York, NY 10104

Attention: Kenneth L. Henderson, Esq.

   Tara Newell, Esq.

Email:    Kenneth.Henderson@bryancave.com

Tara.Newell@bryancave.com

Facsimile: (212) 541-1357

If to Stockholder, to:

Maurice B. Tosé

c/o TeleCommunication Systems, Inc.

275 West Street

Annapolis, MD 21401